                                                                    EXHIBIT 23.2

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

        We hereby consent to the use of our report dated January 26, 1996 relating to the consolidated financial statements of Central Bankshares, Inc. included in ABC Bancorp's Amendment No. 1 to Report on Form 8-K.

                                        /s/ Mauldin & Jenkins
                                        -------------------------
                                        MAULDIN & JENKINS


July 15, 1996
Albany, Georgia